Columbia Common Stock Fund
                              Columbia Growth Fund
                        Columbia International Stock Fund
                              Columbia Special Fund
                             Columbia Small Cap Fund
                        Columbia Real Estate Equity Fund
                            Columbia Technology Fund
                          Columbia Strategic Value Fund
                             Columbia Balanced Fund
                          Columbia Short Term Bond Fund
                      Columbia Fixed Income Securities Fund
                      Columbia National Municipal Bond Fund
                       Columbia Oregon Municipal Bond Fund
                            Columbia High Yield Fund
                          Columbia Daily Income Company
                                  (the "Funds")

                        Supplement dated October 18, 2002
                    to the Prospectus dated February 25, 2002


On October 21, 2002, Liberty Funds Services, Inc., an affiliate of the investment adviser to the Funds, will begin serving as the Funds' transfer agent and dividend disbursing agent. Also on October 21, 2002, Liberty Funds Distributor, Inc., an affiliate of the investment adviser to the Funds, will begin serving as the Funds' distributor. As a result, effective as of such date, certain of the procedures for buying, selling and exchanging shares of the Funds, as well as certain investor services, will change as set forth below:

1.   How to Buy Shares

     a. The telephone number for buying shares directly from the Funds' distributor has been changed to 1-800-338-2550.
     b. The address to which completed account applications, checks and/or other materials should be mailed in connection with initial and subsequent investments in the Funds has been changed to: Liberty Funds Services, Inc. P.O. Box 8081 Boston, MA 02266-8081.
     c. You may make an initial or additional investment by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-338-2550 to obtain a control number and wiring instructions. Before making an initial investment by wire, you must complete an account application and send it to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081. Your order will not be effected until the completed account application is received by Liberty Funds Services, Inc. Call the Fund at 1-800-338-2550 for an account application.
     d. You can buy shares by electronically transferring money from your bank account to your Fund account by calling 1-800-338-2550. An electronic funds transfer may take up to two business days to settle. To be eligible to use this privilege, you must complete the appropriate section on the account application.
     e.  The minimum initial investment to open a Fund account is:
                  -   $1,000 for regular accounts
                  - $25 for retirement plan accounts, such as IRA, SEP and Keogh Plan accounts
                  - $25 for college savings accounts, including Coverdell Education Savings Accounts

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                  There is no minimum initial investment if you participate in the Automatic Investment Program. You can make additional investments for as little as $50. The Funds reserve the right to change these investment minimums. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

2.   How to Sell Shares

     a. The address to which written requests to sell shares of the Funds should be mailed has been changed to: Liberty Funds Services, Inc. P.O. Box 8081 Boston, MA 02266-8081.
     b. You can sell shares and request that a check be sent to your address of record by calling the Funds' distributor at 1-800-338-2550, unless you have notified the transfer agent of an address change within the previous 30 days. The dollar limit on telephone sales is $100,000 in a 30-day period. Certain restrictions apply to retirement plan accounts and accounts where the investor has elected not to participate. For details, call 1-800-338-2550.
     c. When selling your shares by mail, a signature guarantee may be required. For instructions, please call 1-800-338-2550.
     d. You may sell shares and request that the proceeds be wired to your bank. There will be a $7.50 charge for wiring the proceeds to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

3.   How to Exchange Shares

     To exchange shares:
         -    call Liberty Funds Services, Inc. at 1-800-338-2550
         - send your request in writing to: Liberty Funds Services, Inc. P.O. Box 8081 Boston, MA 02266-8081

         You are generally limited to one exchange per month. The Funds may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.

4.   Other Transaction Policies

     If the value of your account falls below $1,000 (other than as a result of depreciation in the value of your Fund shares), you may be subject to an annual account fee of $10. This fee is deducted from the account in June of each year. Approximately 60 days prior to the date on which the fee is to be deducted from your account, the Funds' transfer agent will send you written notification of the fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted from your account.










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5.   Distributions and Taxes

     Effective October 21, 2002, the options for handling dividends and distributions paid by the Funds are revised as set forth below:

     When you open your account, you can choose one of the following options for handling dividends and distributions (to change the option selected, call 1-800-338-2550):

         - Reinvest all dividends and distributions in additional shares of your current Fund
         - Reinvest all dividends and distributions in shares of another Columbia Fund
         - Receive dividends in cash (see options below) and reinvest capital gains
         - Receive all dividends and distributions in cash (with one of the following options):
              -   send the check to your address of record
              -   send the check to a third party address
              -   transfer the money to your bank via electronic funds transfer

              If you do not indicate on your account application your preference for handling dividends and distributions, all of your dividends and distributions will be automatically reinvested in shares of your current Fund. Dividends and distributions of $10 or less will be automatically reinvested in additional Fund shares. If you elect to receive dividends and distributions by check and the check is returned as undeliverable, or if you do not cash a dividend or distribution check within six months of the check date, the dividend or distribution will be reinvested in additional shares of the Fund. All subsequent dividends and distributions will be reinvested in additional Fund shares.

6.   Investor Programs

     Effective October 21, 2002, certain features of the investor programs offered by the Funds are revised as set forth below:

     a.  Systematic Withdrawal Plan.

         You can make regular withdrawals from your Fund account in a specified percentage or dollar amount every month, every quarter or every six months. In order to participate in the plan, you need a minimum account balance of $5,000 and you must have elected to have all dividends and distributions reinvested in additional shares.

     b.  Automated Dollar Cost Averaging.

         You can purchase shares for your Fund account by exchanging $100 or more each month from another Columbia Fund that's underwritten by Liberty Funds Distributor, Inc. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may change the amount of the exchange by calling 1-800-338-2550. You must complete the appropriate section on the account application to be eligible to use this privilege.


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     c.  Dividend Diversification.

         You may automatically invest dividends distributed by another Columbia Fund in shares of the Funds. To invest your dividends in another fund, call 1-800-338-2550.

7.   General Information

     a. The address to which to mail your instructions to cancel your participation in any of the Funds' investor programs (other than the Direct deposit program) has been changed to: Liberty Funds Services, Inc. P.O. Box 8081 Boston, MA 02266-8081.

     b. The address and telephone number for contacting the Funds to request copies of the Funds' annual and semi-annual reports and Statement of Additional Information (SAI) have been changed to: Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111-2621 (1-800-426-3750).








































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